UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Rule 14a-101

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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[   ]       Soliciting Material Under §240.14a -12

YOU ON DEMAND HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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YOU ON DEMAND HOLDINGS, INC.

October 27, 2014

Dear Stockholder:

            You are invited to attend YOU On Demand Holdings, Inc.’s (the “Company”) Annual Meeting of Stockholders on Thursday, November 20, 2014, at 10:00 AM, local time (Beijing Time), at the Kerry Centre Hotel, 1 Guanghua Rd, Chaoyang, Beijing, China. Registration will begin at 9:30 AM, local time (Beijing Time).

            Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

            Whether or not you plan to attend in person, your vote is important and you are encouraged to vote promptly. If you received a paper copy of the proxy card by mail, you may sign, date and return the proxy card in the enclosed envelope. If you attend the Annual Meeting, you may revoke your proxy and vote in person.

Very truly yours,

__________________________
Marc Urbach
President and Chief Financial Officer

YOU ON DEMAND HOLDINGS, INC.

_______
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 20, 2014

October 27, 2014

TO THE STOCKHOLDERS OF YOU ON DEMAND HOLDINGS, INC.:

You are cordially invited to attend the annual meeting of stockholders of YOU On Demand Holdings, Inc., a Nevada corporation (the “Company”), to be held on Thursday, November 20, 2014, at 10:00 AM, local time (Beijing Time), at the Kerry Centre Hotel, 1 Guanghua Rd, Chaoyang, Beijing, China. At this year’s annual meeting, we are asking stockholders to:

1.

Elect the seven directors named in the attached Proxy Statement to serve for one-year term to expire at the 2015 annual meeting of stockholders or until their respective successors are duly elected and qualified, as follows:

a.

six directors, including, Shane McMahon, Weicheng Liu, James S. Cassano, Clifford Higgerson, Jin Shi and Arthur Wong to be elected by the holders of the Company’s common stock, Series A preferred stock and Series E preferred stock, voting together as a single class; and

	b.	one director, Xuesong Song, to be elected by the holders of the Company’s Series E preferred stock, voting as a separate class;

2.	Ratify the appointment of KPMG Huazhen (Special General Partnership) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014;

3.	Consider and approve an advisory (non-binding) resolution regarding the compensation of our named executive officers;

4.

Consider and act upon an advisory (non-binding) vote on the frequency at which the Company should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for stockholder consideration; and

5.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

This notice of meeting, Proxy Statement, proxy card and copy of the Annual Report to Stockholders for the year ended December 31, 2013 are being distributed on or about October 29, 2014. The foregoing items of business are more fully described in the attached Proxy Statement. Stockholders of record at the close of business on October 17, 2014, the record date, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF
DIRECTORS

Marc Urbach
President and Chief Financial Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL
FOR THE ANNUAL MEETING TO BE HELD ON NOVEMBER 20, 2014
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available on the internet at:.
http://transferonline.com/ProxyDocs/YouOnDemandHoldings/

YOU ON DEMAND HOLDINGS, INC.

27 Union Square West, Suite 502,
New York, New York 10003

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement and accompanying proxy was first mailed to stockholders on or about October 29, 2014, in connection with the solicitation of proxies by the Board of Directors (“Board”) of YOU On Demand Holdings, Inc., a Nevada corporation (“we,” “us,” the “Company” or “YOU On Demand”), for use at the annual meeting of stockholders to be held on Thursday, November 20, 2014, at 10:00 AM, local time (Beijing Time), at the Kerry Centre Hotel, 1 Guanghua Rd, Chaoyang, Beijing, China, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the “Annual Meeting”). Our telephone number at our principal executive offices is (212) 206-1216.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Share Ownership

Stockholders of record at the close of business on October 17, 2014, which date is referred to herein as the record date, are entitled to notice of and to vote at the Annual Meeting. As of the record date: 23,732,003 shares of our common stock, par value $0.001 per share (“Common Stock”) were issued and outstanding and held of record by approximately 333 stockholders of record, with each of those shares being entitled to one (1) vote; 7,000,000 shares of our Series A preferred stock, par value $0.001 per share (“Series A Preferred Stock”) were issued and outstanding and held of record by one stockholders of record, with the holders thereof being entitled to ten (10) votes for each share of Common Stock that is issuable upon conversion of a share of Series A Preferred Stock; and 7,426,428 shares of our Series E preferred stock, par value $0.001 per share (“Series E Preferred Stock”) were issued and outstanding and held of record by approximately 14 stockholders of record, with the holders thereof being entitled to the number of votes equal to the lesser of (i) the number of whole shares of Common Stock into which such shares of Series E Preferred Stock are convertible at October 17, 2014, the record date, and (ii) the number of whole shares of Common Stock issuable based on the conversion price of $3.03, the closing trading price of the Company’s Common Stock as of the end of the trading day immediately preceding the closing date of the financing contemplated by certain Series E Preferred Stock Purchase Agreement by and among the Company, C Media Limited and certain other purchasers, dated January 31, 2014.

A list of these stockholders will be available for inspection during ordinary business hours at our principal executive offices, at 27 Union Square West, Suite 502, New York, New York 10003 for at least ten days prior to the annual meeting. The list will also be available for inspection at the annual meeting.

Voting, Solicitation and Revocability of Proxy

Registered stockholders can vote by mail. If your shares are held in the name of a bank, broker or other nominee, follow the voting instructions on the form you receive from your bank, broker or other nominee.

In order to ensure that your vote is counted, please return your proxy card, properly signed, and the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted in line with the Board’s recommendations for Proposals 1, 2, 3 and 4.

You may revoke your proxy at any time before it is voted at the Annual Meeting by executing a later-voted proxy by mail, by voting by ballot at the Annual Meeting, or by providing written notice of the revocation to our Secretary at our principal executive offices.

IMPORTANT: All stockholders are cordially invited to attend the annual meeting in person. To assure your representation at the annual meeting, you are urged to vote your shares by signing and returning the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any stockholder attending the annual meeting may vote in person even if he or she returned a proxy. However, if a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the annual meeting, the stockholder must obtain from the record holder a proxy issued in his or her name.

Your vote is important. Accordingly, regardless of whether you plan to attend the Annual Meeting, you are urged to vote by signing and returning the accompanying proxy card.

Attendance at the Annual Meeting is generally limited to our stockholders and their authorized representatives. All stockholders must bring an acceptable form of identification, such as a driver’s license, in order to attend the Annual Meeting in person. In addition, if you hold stock in “street name” and would like to attend the Annual Meeting, you will need to bring an account statement or other acceptable evidence of ownership of shares as of the close of business on the record date, however, those who hold shares in “street name” cannot vote their shares at the meeting. If your shares are held in “street name” in a brokerage account by a bank, broker or by another nominee, you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, bank or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a legal proxy from the bank, broker, or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. However, attendance at the Annual Meeting will not revoke a proxy unless you actually vote in person at the Annual Meeting.

In the event that any matter not described in this Proxy Statement properly comes before the Annual Meeting, the proxy holders named in the accompanying proxy will vote the shares represented by the proxy in their discretion. As of the date of this Proxy Statement, we are not aware of any other matter that might be presented at the Annual Meeting.

The presence in person or by proxy of the holders of the Common stock, the Series A Preferred Stock and the Series E preferred Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum. If, however, such quorum shall not be present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Assuming a quorum is present, under Nevada law, and our Articles of Incorporation, as amended, and Second Amended and Restated Bylaws (the “Bylaws”), with respect to Proposal 1(a) and 1(b) directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that for Proposal 1(a) the six (6) candidates receiving the highest number of affirmative votes of the issued and outstanding Common Stock, Series A Preferred Stock and Series E Preferred Stock, voting together as a single class on an as-converted basis at the Annual Meeting and for Proposal 1 (b) the one receiving the highest number of affirmative votes of the issued and outstanding Series E Preferred Stock, voting together as a separate class, will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. With respect to Proposal 2, Proposal 3 and Proposal 4, the affirmative vote of the holders of at least a majority of the issued and outstanding Common Stock, Series A Preferred Stock and Series E Preferred Stock, voting together as a single class on an as-converted basis, is required to approve Proposal 2, Proposal 3 and Proposal 4.

The inspector of election appointed for the Annual Meeting will determine the existence of a quorum and will tabulate the votes cast at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (shares held by a bank, broker or other nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will be counted by us as present at the Annual Meeting. Abstentions and broker non-votes, however, do not technically constitute a “vote cast” (affirmatively or negatively) on any matter and thus will be disregarded in the calculation of votes cast and whether stockholder approval of the matter has been obtained. Therefore, an abstention or broker non-vote will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval, though they will be counted as present at the Annual Meeting in determining the presence of a quorum.

Under the NASDAQ rules regulating banks, brokers or other nominees and under applicable rules of the U.S. Securities and Exchange Commission, or the Commission, brokers, banks or other nominees that have not received voting instructions from a customer ten days prior to the meeting date may only vote the customer’s shares in discretion of the bank, broker or other nominee on proposals regarding “routine” matters, which in most cases includes the ratification of the appointment of the independent registered public accounting firm. However, without your specific instructions, your bank, broker, or other nominee may not vote your shares in the election of directors.

The cost of soliciting proxies will be borne by us. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees (who will receive no compensation in addition to their regular salaries), to solicit proxies personally and by telephone. Currently, we do not intend to retain a solicitation firm to assist in the solicitation of proxies. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and will reimburse such persons for their expenses in so doing.

MATTERS TO BE CONSIDERED AT
THE ANNUAL MEETING

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

General

Our Board consists of one class of directors, which currently includes seven members: Xuesong Song, Shane McMahon, Weicheng Liu, James Cassano, Clifford Higgerson, Jin Shi and Arthur Wong. Each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

All of the seven directors listed above have been nominated as candidates for election as directors, as follows:

Proposal 1(a): Six directors, including, Shane McMahon, Weicheng Liu, James S. Cassano, Clifford Higgerson, Jin Shi and Arthur Wong, to be elected by the holders of the Company’s Common Stock, Series A Preferred Stock and Series E Preferred Stock, voting together as a single class.

Proposal 1(b): One director, Xuesong Song, to be elected by the holders of the Company’s Series E Preferred Stock, voting as a separate class.

If elected, the directors will hold office until the next annual meeting and until their respective successor is elected and qualified. Unless authority is withheld, the proxies solicited by the board of directors will be voted “FOR” the election of the nominee. In case the nominee becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

The following paragraphs set forth information regarding the current ages, positions, and business experience of the nominees.

Board Nominees

Xuesong Song

Director Since: July 2013        Age: 46

Mr. Song was appointed as our Executive Chairman in February 2014 and as a member of our Board of Directors on July 5, 2013. Mr. Song currently serves as the chairman of the board of directors and chief executive officer of C Media Limited and the chairman of the board of directors and chief financial officer of China Growth Equity Investment Ltd., positions he has held since the company’s inception in January 2010. From May 2006 through January 2009, Mr. Song served as the chairman of ChinaGrowth North Acquisition Corporation, a special purpose acquisition company, which acquired UIB Group Limited in January 2009, the second largest insurance brokerage firm in China. Following the acquisition, Mr. Song served as a director of UIB Group Limited from January 2009 through May 2010. From May 2006 through January 2009, Mr. Song also served as the executive vice president of business development and a director of the board of ChinaGrowth South Acquisition Corporation, a special purpose acquisition company, which acquired Olympia Media Holdings Ltd. in January 2009, the largest privately owned newspaper aggregator and operator in China. Mr. Song has been a principal of Chum Capital Group Limited since August 2001, a merchant banking firm that invests in growth Chinese companies and advises them in financings, mergers & acquisitions and restructurings, and chief executive officer of Beijing Chum Investment Co., Ltd. since December 2001. From April 2005 to May 2010, Mr. Song served as the chairman and chief executive officer of Shanghai Jinqiaotong Enterprise Developments Corporation Ltd., a direct investment company. Mr. Song has also served as a director of Mobile Vision Communication Ltd. since July 2004. Mr. Song received his M.B.A. from Oklahoma City/Tianjin Program and an Associate’s Degree in electrical engineering from Civil Aviation University of China.

Mr. Song has significant senior executive experience including roles as Chairman and Chief Executive Officers of various companies and provides the Board with financial and strategic planning expertise. In light of our business and structure, Mr. Song’s extensive executive experience led us to the conclusion that he should serve as a director of our Company.

Shane McMahon

Director Since: July 2010        Age: 44

Mr. McMahon has served as our Chairman since July 30, 2010. Prior to joining us, from 2000 to December 31, 2009, Mr. McMahon served in various executive level positions with World Wrestling Entertainment, Inc. (NYSE: WWE). Mr. McMahon has significant marketing and promotion experience and has been instrumental in exploiting pay-per-view and video on demand programming on a global basis. Mr. McMahon also sits on the Boards of Directors of International Sports Management (USA) Inc., a Delaware corporation, and Global Power of Literacy, a New York not-for-profit corporation.

Mr. McMahon has significant marketing and promotion experience and has been instrumental in exploiting pay-per-view programming on a global basis. In light of our business and structure, Mr. McMahon’s extensive executive and industry experience led us to the conclusion that he should serve as a director of our Company.

Weicheng Liu

Director Since: July 2010        Age: 56

Mr. Liu was appointed as our Chief Executive Officer on July 5, 2013 and as a member of our Board of Directors on July 30, 2010. Prior to joining us, Mr. Liu founded Sinotop Beijing and served as its sole officer and director until his resignation on July 30, 2010. Mr. Liu is currently a non-executive director of Codent Networks (Shanghai) Co. Ltd., a mobile software company in China founded by Mr. Liu, and has served in that position since 2011, prior to which he served as the Chairman and CEO since 2003. Overall, Mr. Liu has almost twenty years of experience in the telecommunications and network technology industries. Mr. Liu received a degree in engineering physics from Tsinghua University and a Ph.D. from the University of Waterloo. Liu’s extensive industry experience, as noted above, along with his management experience of Sinotop Beijing, led us to the conclusion that he should serve as a director of our Company, in light of our business and structure.

Mr. Liu has almost twenty years of experience in the telecommunications and network technology industries, and has significant experience serving in senior executive positions, including chief executive officer. In light of our business and structure, Mr. Liu’s extensive industry and management experience led us to the conclusion that he should serve as a director of our Company.

James S. Cassano*

Director Since: January 2008        Age: 66

Mr. Cassano was appointed as director of the Company effective as of January 11, 2008. Mr. Cassano is currently a Partner & Chief Financial Officer of CoActive Health Solutions, LLC, a worldwide contract research organization, supporting the pharmaceutical and biotechnology industries. Mr. Cassano has served as executive vice president, chief financial officer, secretary and director of Jaguar Acquisition Corporation a Delaware corporation (OTCBB: JGAC), a blank check company, since its formation in June 2005. Mr. Cassano has served as a managing director of Katalyst LLC, a company which provides certain administrative services to Jaguar Acquisition Corporation, since January 2005. In June 1998, Mr. Cassano founded New Forum Publishers, an electronic publisher of educational material for secondary schools, and served as its chairman of the Board and chief executive officer until it was sold to Apex Learning, Inc., a company controlled by Warburg Pincus, in August 2003. He remained with Apex until November 2003 in transition as vice president business development and served as a consultant to the company through February 2004. In June 1995, Mr. Cassano co-founded Advantix, Inc., a high volume electronic ticketing software and transaction services company which handled event related client and customer payments, that was renamed Tickets.com and went public through an IPO in 1999. From March 1987 to June 1995, Mr. Cassano served as senior vice president and chief financial officer of the Hill Group, Inc., a privately-held engineering and consulting organization, and from February 1986 to March 1987, Mr. Cassano served as vice president of investments and acquisitions for Safeguard Scientifics, Inc., a public venture development company. From May 1973 to February 1986, Mr. Cassano served as partner and director of strategic management services (Europe) for the strategic management group of Hay Associates. Mr. Cassano received a B.S. in Aeronautics and Astronautics from Purdue University and an M.B.A. from Wharton Graduate School at the University of Pennsylvania. Mr. Cassano’s extensive executive experience, as noted above, along with his educational background, led us to the conclusion that he should serve as a director of our Company, in light of our business and structure.

Mr. Cassano has significant senior management experience, including service as chief executive officer, executive vice president, chief financial officer, secretary and director. In light of our business and structure, Mr. Cassano’s extensive executive experience and his educational background led us to the conclusion that he should serve as a director of our Company.

Clifford Higgerson*

Director Since: February 2014        Age: 74

Mr. Higgerson was appointed as director of the Company in February 2014. Mr. Higgerson has more than 40 years of experience in research, consulting, planning and venture investing primarily in the telecommunications industry, with an emphasis on carrier systems and equipment. In 2006, he became a partner with Walden International, a global venture capital firm focused on four key industry sectors: communications, electronics/digital consumer software and IT services, and semiconductors. Mr. Higgerson was a founding partner of ComVentures from 1986 to 2005, and has been a general partner with Vanguard Venture Partners since 1991. He currently serves as a member of the board of directors of Aviat Networks, Inc., Kotura Inc., Xtera Communications Inc., Ygnition Networks, Inc., Ormet Circuits, Inc., Thrupoint, Inc. and Geronimo Windpower. He served as a member of the Stratex board of directors from March 2006 to January 2007 and served on the Compensation and Strategic Business Development Committees. He previously served as a member of the board of directors of Hatteras Networks Inc. and World of Good. Mr. Higgerson holds an MBA from the University of California at Berkeley, and a BS from the University of Illinois.

Mr. Higgerson has more than 40 years of experience in research, consulting, planning and venture investing primarily in the telecommunications industry. He also serves as a member of the board of directors of many companies. In light of our business and structure, Mr. Higgerson’s extensive industry and directorship experience and his educational background led us to the conclusion that he should serve as a director of our Company.

Jin Shi*

Director Since: February2014        Age: 45

Mr. Shi was appointed as director of the Company in February 2014. Mr. Shi has been a managing partner of Chum Capital Group Limited since 2007, a merchant banking firm that invests in Chinese growth companies and advises them on financings, mergers & acquisitions and restructurings. He is also the independent director of Pingtan Marine Enterprise Limited (“Pingtan Marine”), one of the largest deep-sea fishing companies in China. From 2011 through 2013, Mr. Shi served as the chief executive officer and a director on the board of China Growth Equity Investment Limited, which acquired Pingtan Marine in February 2013. From 2010 through 2011, he served as the vice-chairman and a director of the board of China Growth Equity Investment Limited. From 2006 through 2009, Mr. Shi served as the chief executive officer and a director of the board of ChinaGrowth North Acquisition Corporation, which acquired UIB Group Limited in January 2009, the second largest insurance brokerage firm in China. From 2006 through 2009, Mr. Shi also served as the chief financial officer and a director of the board of ChinaGrowth South Acquisition Corporation, which acquired Olympia Media Holdings Ltd. in January 2009, the largest privately-owned newspaper aggregator and operator in China. Mr. Shi has also been the chairman of Shanghai RayChem Industries Co., Ltd., a research & development based active pharmaceutical ingredient producer, since he founded the company in 2005. Mr. Shi is also the president of PharmaSource Inc., a company he founded in 1997. Mr. Shi received an EMBA from Guanghua School of Management, Peking University and a BS degree in Chemical Engineering from Tianjin University.

Mr. Shi provides our Board with significant executive-level leadership expertise as well as extensive experience as directors of various companies. In light of our business and structure, Mr. Shi’s business experience and education background led us to the conclusion that he should serve as a director of our Company.

Arthur Wong*

Director Since: February 2014        Age: 54

Mr. Wong was appointed as director of the Company in February 2014. Mr. Wong is CFO of Beijing Radio Cultural Transmission Company Limited (“Beijing Radio”). Prior to joining Beijing Radio, Mr. Wong served as CFO of GreenTree Inns Hotel Management Group, Nobao Renewable Energy and Asia New-Energy. From 1982 to 2008, Mr. Wong spent 26 years at Deloitte, including in Hong Kong, San Jose and Beijing holding several positions including TMT (Technology, Media, Telecom) leader for northern China, and audit leader for northern China. In addition to his role at Beijing Radio, Mr. Wong serves as a board member and chairperson of the audit committee of the following companies: VisionChina Media Inc. (NASDAQ: VISN), China Automotive Systems, Inc. (NASDAQ: CAAS), Daqo New Energy Corp. (NYSE: DQ), and Petro-king Oilfield Services Limited (SEHK: 2178). Mr. Wong is a member of the American Institute of Certified Public Accountants, the Hong Kong Institute of Certified Public Accountants and the Chartered Association of Certified Accountants. Mr. Wong holds a Bachelor of Science in Applied Economics from University of San Francisco and a Higher Diploma of Accountancy from The Hong Kong Polytechnic University.

Mr. Wong has an in-depth understanding of the preparation and analysis of financial statements, and is considered an "audit committee financial expert" under SEC rules, based on his lengthy experience as a certified public accountant practicing public accounting. In light of our business and structure, Mr. Wong’s extensive accounting and financial knowledge is an invaluable asset to the Board in its oversight of the integrity of our financial statements, the financial reporting process and our system of internal controls, which led us to the conclusion that he should serve as a director of our Company.

Except as noted above, the above persons do not hold any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

* Indicates Independent Director / Nominee

Vote Required

The election of the nominees listed in Proposal 1(a) requires a plurality of the issued and outstanding Common Stock, Series A Preferred Stock and Series E Preferred Stock, entitled to vote and voting together as a single class on an as-converted basis at the Annual Meeting vote “FOR” the proposal.

The election of the nominees listed in Proposal 1(b) requires a plurality of the issued and outstanding Series E Preferred Stock, entitled to vote and voting together as a separate class at the Annual Meeting vote “FOR” the proposal.

Recommendation of Our Board

Our Board recommends that the Company’s stockholders vote FOR the election of the nominees listed in Proposal 1(a) and Proposal 1(b) above.

CORPORATE GOVERNANCE

Director Independence

In considering and making decisions as to the independence of each of the directors of the Company, the Board considered transactions and relationships between the Company (and its subsidiaries) and each director (and each member of such director’s immediate family and any entity with which the director or family member has an affiliation such that the director or family member may have a material indirect interest in a transaction or relationship with such entity). The Board has determined that James Cassano, Clifford Higgerson, Jin Shi and Arthur Wong are independent as defined in applicable SEC and NASDAQ rules and regulations, and that each constitutes an “Independent Director” as defined in NASDAQ Listing Rule 5605.

Board Leadership Structure and Corporate Governance

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the Securities and Exchange Commission (the “SEC”) and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website www.yod.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting our Corporate Secretary at 27 Union Square West, Suite 502, New York, New York 10003.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of seven members: Xuesong Song, Shane McMahon, Weicheng Liu, James Cassano, Clifford Higgerson, Jin Shi and Arthur Wong. The Board has established three Committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the Committees which are available on the Company’s website http://corporate.yod.com. Printed copies of these charters may be obtained, without charge, by contacting our Corporate Secretary at 27 Union Square West, Suite 502, New York, New York 10003.

Governance Structure

Our Board of Directors is responsible for corporate governance in compliance with reporting laws and for representing the interests of our stockholders. As of February 2014, the Board was composed of seven members, four of whom are considered independent, non-executive directors. Details on Board membership, oversight and activity are reported below.

We encourage our stockholders to learn more about our Company’s governance practices at our website, http://corporate.yod.com.

Audit Committee

Our Audit Committee consists of James Cassano, Clifford Higgerson and Arthur Wong with Mr. Wong acting as Chair. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Mr. Cassano and Mr. Wong serve as our Audit Committee financial experts as that term is defined by the applicable SEC rules. The Audit Committee is responsible for, among other things:

  selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

  reviewing with our independent auditors any audit problems or difficulties and management’s response;

  reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended;

  discussing the annual audited financial statements with management and our independent auditors;

  reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

  annually reviewing and reassessing the adequacy of our Audit Committee charter;

  overseeing the work of our independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting;

  reporting regularly to and reviewing with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the performance and independence of the independent auditors and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

The Audit Committee may engage independent counsel and such other advisors it deems necessary to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors. The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

Compensation Committee

Our Compensation Committee consists of Jin Shi, Clifford Higgerson and James Cassano with Mr. Shi acting as Chair. Our Compensation Committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. The Compensation Committee is responsible for, among other things:

  reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation;

  reviewing and making recommendations to the Board with regard to the compensation of other executive officers;

  reviewing and making recommendations to the Board with respect to the compensation of our directors; and

  reviewing and making recommendations to the Board regarding all incentive-based compensation plans and equity-based plans.

The Compensation Committee has sole authority to retain and terminate retain and terminate any consulting firm or other outside advisor on compensation matters that is to be used by the Company or the Compensation Committee to assist in the evaluation of director, chief executive officer or senior executive compensation, including sole authority to approve the firms' fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees consisting of one or more members of the Compensation Committee.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Clifford Higgerson, Arthur Wong and Jin Shi with Mr. Higgerson acting as Chair. The Governance and Nominating Committee assists the Board of Directors in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Governance and Nominating Committee is responsible for, among other things:

  identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;

  selecting directors for appointment to committees of the Board; and

  overseeing annual evaluation of the Board and its committees for the prior fiscal year

The Governance and Nominating Committee has sole authority to retain and terminate retain and terminate any search firm that is to be used by the Company to assist in identifying director candidates, including sole authority to approve the firms' fees and other retention terms. The Governance and Nominating Committee may also form and delegate authority to subcommittees consisting of one or more members of the Governance and Nominating Committee.

Director Qualifications

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Company’s Board of Directors that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareowners, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company’s services are performed in areas of future growth located outside of the United States. Accordingly, the Board believes that international experience or specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. In addition, the Company’s business is multifaceted and involves complex financial transactions. Therefore, the Board believes that the Board should include some directors with a high level of financial literacy and some directors who possess relevant business experience as a Chief Executive Officer or President. Our business involves complex technologies in a highly specialized industry. Therefore, the Board believes that extensive knowledge of the Company’s business and industry should be represented on the Board.

Summary of Qualifications of Current Directors

For a summary of qualifications of current directors, please see the section above entitled “Proposal No. 1: Election of Directors – Board Nominees.”

Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

  The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee members meet separately with representatives of the independent auditing firm.

  The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Committees and Meeting Attendance

Our Board held 1 meeting and acted 6 times by unanimous written consent in connection with matters related to the fiscal year ended December 31, 2013. Our Board has an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. None of the committees held any meetings during the fiscal year ended December 31, 2013. The Audit Committee acted 4 times by unanimous written consent in connection with matters related to the fiscal year ended December 31, 2013.

During 2013, each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served). Our Bylaws provide that the Executive Chairman (and in his absence, the Chairman) shall preside at all meetings of our stockholders and the Board. Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meetings of Stockholders. The Annual Meeting on November 20, 2014 will be our first annual meeting of stockholders.

Code of Ethics

To date, we have not adopted a Code of Ethics as described in Item 406 of Regulation S-K. However, we intend to adopt a code of ethics as soon as practicable.

Communications by Stockholders with Directors

The Chairman of our Board may receive and distribute to our Board, and arrange for responses to, communications from stockholders. Stockholders may communicate with any and all of our directors by transmitting correspondence by mail, facsimile or email, addressed as follows:

c/o Corporate Secretary
27 Union Square West, Suite 502
New York, New York 10003
Email Address: ir@yod.com

Our Corporate Secretary maintains a log of such communications and transmits as soon as practicable such communications to the Chairman and the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communications, as determined by the Corporate Secretary. Our Board or individual directors so addressed are advised of any communication withheld for safety or security reasons as soon as practicable. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must clearly state whether the intended recipients are all members of the Board or just certain specified directors. The Corporate Secretary relays all communications to directors absent safety or security issues.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our Board has appointed of KPMG Huazhen (Special General Partnership) (“KPMG”), as our independent registered public accounting for the fiscal year ending December 31, 2014, and recommends that stockholders vote for ratification of this appointment.

Stockholder ratification of the appointment of KPMG as our independent registered public accounting firm is not required by our Bylaws or otherwise; however, our Board is submitting the appointment of KPMG to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, our Audit Committee and our Board will reconsider whether or not to retain KPMG. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of us and our stockholders.

On June 24, 2014, our Audit Committee authorized the dismissal of UHY LLP (“UHY”) as the Company’s independent registered public accounting firm. The dismissal became effective on June 25, 2014. On June 25, 2014, the Board authorized the engagement of KPMG as our independent registered public accounting firm effective July 1, 2014.

Contemporaneous with dismissal of UHY, the Audit Committee appointed KPMG as our independent registered public accounting firm for the year ending December 31, 2014. During the fiscal years ended December 31, 2013 and 2012 and through July 1, 2014, the Company did not consult with KPMG regarding any of the matters or events set forth in item 304(a)(2)(i) and (ii) of Regulation S-K.

UHY served as the independent auditor for the Company since August, 1, 2007. UHY’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that both reports contain an explanatory paragraph regarding the going concern assumption. During the years ended December 31, 2013 and 2012, and through July 1, 2014, there were (i) no disagreements with UHY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to UHY’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s financial statements for such years, and (ii) no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, except that for the fiscal years ended December 31, 2013 and 2012, the Company’s Board of Directors discussed with UHY the existence of a material weakness in the Company’s internal control over financial reporting, as more fully described in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2013 and December 31, 2012, filed on March 31, 2014 and April 8, 2013, respectively, with the SEC. The Company provided UHY with a copy of the disclosures it expected to make in the Current Report on Form 8-K and requested from UHY a letter addressed to the SEC indicating whether or not it agrees with the above disclosures. A copy of UHY’s letter dated July 1, 2014 is attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on July 1, 2014.

Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to appropriate questions.

Representatives of UHY are not expected to be present at the Annual Meeting, but if they are present they will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to appropriate questions.

Fees Paid to Our Independent Registered Public Accounting Firm

KPMG did not provide any services to the Company in 2013 or 2012. The following table sets forth aggregate fees for professional services rendered by UHY for the years ended December 31, 2013 and 2012.

	2013	2012
Audit Fees (1)	$336,504	$252,639
Audit-Related Fees (2)	$60,272	$53,553
Tax Fees	-	-
Other Fees	-	-

Total Fees	$396,776	$306,192

(1) Comprised of the audit of our annual financial statements and reviews of our quarterly financial statements and registration statements.
(2) Comprised of services in relation to a private placement.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee has responsibility for appointing, setting compensation of and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee shall pre-approve all audit and permitted non-audit services performed by the Company’s independent registered public accounting firm. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

The Audit Committee has considered the non-audit services provided by UHY as described above and believes that they are compatible with maintaining UHY’s independence as our independent registered public accounting firm.

Vote Required

Approval of the ratification of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the holders of a majority of the issued and outstanding Common Stock, Series A Preferred Stock and Series E Preferred Stock, entitled to vote and voting together as a single class on an as-converted basis at the Annual Meeting vote “For” the proposal.

Recommendation

Our Board recommends that the stockholders vote FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

MANAGEMENT

Board of Directors and Executive Officers

The following sets forth the name and position of each of our current executive officers and directors.

NAME	AGE	POSITION
Xuesong Song	46	Executive Chairman and Director
Shane McMahon	44	Chairman
Weicheng Liu	56	Chief Executive Officer and Director
Marc Urbach	41	President, Chief Financial Officer
James Cassano	66	Director
Clifford Higgerson	74	Director
Jin Shi	45	Director
Arthur Wong	54	Director

Marc Urbach. Mr. Urbach has over fifteen years of accounting, finance, and operations experience in both large and small companies. He was the Executive Vice President and Chief Financial Officer of Profile Home Inc., a privately held importer and distributor of home furnishings from September 2004 until February 2008. He additionally served on the Board and was part owner of Tri-state Trading LLC, a related import company during that same time period. Mr. Urbach was a Director of Finance at Mercer Inc., a Marsh & McLennan Company from 2002 to 2004. He was a Finance Manager at Small World Media from 2000 until 2002 and held a similar position at The Walt Disney Company from 1998 to 2000. He started his career at Arthur Andersen LLP as a senior auditor from 1995 to 1998. Mr. Urbach received his Bachelor of Science in Accounting from Babson College in 1995.

For biographical summary of the directors, please see the section above entitled “Proposal No. 1: Election of Directors – Board Nominees.” There are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

Directors are elected until their successors are duly elected and qualified.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

  been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

  had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

  been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

  been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

  been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods.

				Stock	Option
		Salary	Bonus	Awards	Awards	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)
Shane McMahon	2013	255,000 (1)	-	-	-	255,000 (1)
Chairman	2012	255,000 (1)	-	-	141,536	396,536(1)
Weicheng Liu	2013	276,476	-	-	-	276,476
Chief Executive Officer	2012	270,039	-	-	141,536	411,575
Marc Urbach	2013	229,900	-	-	214,795	444,695
President and Chief Financial Officer	2012	229,075	-	-	28,544	257,619

(1) As of October 1, 2012, in an effort to conserve the Company’s working capital, Mr. McMahon elected to cease collecting salary until such time as the Company has sufficient revenues from operations. During 2012, the Company paid to Mr. McMahon $191,250. The remaining $63,750 due from 2012 and $255,000 due from 2013 will be paid in 2014 to Mr. McMahon pursuant to his employment agreement dated January 31, 2014.

Employment Agreements

On January 31, 2014, we entered into an employment agreement with our Chairman, Shane McMahon. The agreement is for a term of two years, which will automatically be extended for additional one year terms unless terminated earlier. Mr. McMahon is also eligible to receive a bonus at the sole discretion of our Board of Directors, and is entitled to participate in all of the benefit plans of the Company. In the event that Mr. McMahon is terminated without cause, he would be entitled to eighteen months of severance pay if within the initial two years of the term and twelve months if after the initial two years of the term. The agreement also contains customary restrictive covenants regarding non-competition relating to the pay-per-view business in the PRC, non-solicitation of employees and customers and confidentiality.

On January 31, 2014, we entered into an employment agreement with our Chief Executive Officer, Weicheng Liu. The agreement is for a term of one year, which will automatically be extended for additional one year terms unless terminated earlier by either party. Mr. Liu is also eligible to receive a bonus at the sole discretion of the Board of Directors of the Company, and is entitled to participate in all of the benefit plans of the Company. In the event Mr. Liu is terminated without cause, he would be entitled to eighteen months of severance pay if within the initial two years of the term and twelve months if after the initial two years of the term. The Liu Agreement also contains customary restrictive covenants regarding non-competition relating to the pay-per-view business in the PRC, non-solicitation of employees and customers and confidentiality.

On January 31, 2014, we entered into an employment agreement with our President and CFO, Marc Urbach. The agreement is for a term of one year, which will automatically be extended for additional one year terms unless terminated earlier. Mr. Urbach is also eligible to receive a bonus at the sole discretion of our Board of Directors, and is entitled to participate in all of the benefit plans of the Company. In the event that Mr. Urbach is terminated without cause, he would be entitled to eighteen months of severance pay if within the initial two years of the term and twelve months if after the initial two years of the term. The agreement also contains customary restrictive covenants regarding non-competition relating to the pay-per-view business in the PRC, non-solicitation of employees and customers and confidentiality. Mr. Urbach does not receive any compensation for service as member of the Company’s Board of Directors.

We have not provided retirement benefits (other than a state pension scheme in which all of our employees in China participate) or change of control benefits to our named executive officers.

Outstanding Equity Awards at Year End

The following table sets forth the equity awards outstanding at December 31, 2013.

Name	Option Awards				Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of ecurities underlying unexercised unearned options (#)	Option exercise price ($)	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Shane McMahon	127,778 444,444 20,000	38,888 88,889 20,000	- - -	2.00 3.00 4.50	- - -	- - -	- - -	- - -
Weicheng Liu	293,334 20,000	- 20,000	- -	3.75 4.50	- -	- -	- -	- -
Marc Urbach	10,625 280,000 1,333	159,375 13,334 -	- - -	1.65 2.00 75.00	- - -	- - -	- - -	- - -
James Cassano	11,111	2,222	-	2.00	-	-	-	-

Compensation of Directors

The following table sets forth certain information concerning the compensation paid to our directors for services rendered to us during the fiscal year ended December 31, 2013. Neither Mr. McMahon nor Mr. Liu was compensated for their service as directors in 2013.

	Fees Earned or
	Paid in Cash	Stock Awards	Option Awards	Total
Name	($)	($)	($)	($)
Michael Birkin(1)	$-	$26,250	-	$26,250
James Cassano	$7,592	$26,250	-	$33,842
Michael Jackson (1)	$21,882	$26,250	-	$48,132

(1)	Upon the closing of Series E Financing on January 31, 2014, Mr. Michael Birkin and Mr. Michael Jackson resigned from the board of directors of the Company. Mr. Birkin’s and Mr. Jackson’s resignations were not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

PROPOSAL NO. 3:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

Section 14A of the Exchange Act, which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that, not less frequently than once every three years, we provide stockholders with an advisory vote on the compensation of our named executive officers as disclosed herein. Accordingly, we are requesting your advisory (non-binding) approval of the compensation of our named executive officers as disclosed in the Executive Compensation section in this Proxy Statement. This non-binding advisory vote is commonly referred to as a “Say-on-Pay” vote. Please read the Executive Compensation section of this Proxy Statement for a detailed discussion about our executive compensation programs, including information about the fiscal 2013 compensation of our named executive officers.

Our compensation program is designed to reward each individual named executive officer’s contribution to the advancement of our overall performance and execution of our goals, ideas and objectives. It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting our core values and ambitions. This in turn aligns the interest of our executive officers with the interests of our stockholders, and thus with our interests. Stockholders are encouraged to read the Executive Compensation section and other compensation related sections of this Proxy Statement

Our Compensation Committee and our Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.

We are asking you to indicate your support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, our general compensation policies, the compensation of our Board, or our compensation policies as they relate to risk management. Rather, this vote relates to the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to vote, on an advisory basis, “For” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of YOU On Demand Holdings, Inc. (the “Company”) hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Executive Compensation section in this Proxy Statement.”

As an advisory vote, this proposal is not binding on YOU On Demand, and will not require us to take any action or overrule any decisions we have made. Furthermore, because this advisory vote primarily relates to compensation that has already been paid or contractually committed to our named executive officers, there is generally no opportunity for us to revisit these decisions. However, our Board, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the compensation of named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Vote Required

Approval of this resolution requires the holders of a majority of the issued and outstanding Common Stock, Series A Preferred Stock and Series E Preferred Stock, entitled to vote and voting together as a single class on an as-converted basis at the Annual Meeting vote “For” the proposal.

Recommendation

Our Board unanimously recommends a vote FOR approval of the foregoing resolution. Proxies will be so voted unless stockholders specify otherwise in their proxies.

PROPOSAL NO. 4:
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON
EXECUTIVE COMPENSATION

As described in Proposal No. 3 above, stockholders are being provided the opportunity to cast an advisory vote on our executive compensation program, commonly referred to as a “Say-on-Pay Vote.” This Proposal No. 4 affords stockholders the opportunity to cast an advisory vote on how often we should include a Say-on-Pay Vote in our proxy materials for future annual stockholder meetings. Stockholders may vote to have the Say-on-Pay Vote every year, every two years or every three years.

Accordingly, we are requesting an advisory, non-binding vote on how frequently we should seek an advisory Say-on-Pay vote from our stockholders. This non-binding advisory vote is commonly referred to as a “Say-on-Frequency” vote. You have the option to vote for any one of the three options, or to abstain on the matter. For the reasons described below, our Board recommends that our stockholders select a frequency of three years, or a triennial vote. Our Board has determined that an advisory vote on executive compensation every three years is the best approach for us based on a number of considerations, including the following:

  Our compensation program does not change significantly from year to year and is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our named executive officers;

  A three-year vote cycle gives our Board and the Compensation Committee sufficient time to thoughtfully consider the results of the advisory vote, to engage with stockholders to understand and respond to the vote results and effectively implement any appropriate changes to our executive compensation policies and procedures;

  A three-year vote cycle will provide stockholders with a more complete view of the amount and mix of components of the compensation paid to our named executive officers;

  A three-year period between votes will give stockholders sufficient time to evaluate the effectiveness of our short-term and long-term compensation strategies and the related business outcomes of the company, and whether the components of the compensation paid to our named executive officers have achieved positive results for the company; and

  Many large stockholders rely on proxy advisory firms for vote recommendations. We believe that a triennial vote on executive compensation, rather than an annual or biennial vote, will help proxy advisory firms provide more detailed and thorough analyses and recommendations. Less frequent Say-on-Pay votes will improve the ability of institutional stockholders to exercise their voting rights in a more deliberate, thoughtful and informed way that is in the best interests of stockholders.

Our stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in the years when Say-on-Pay votes do not occur. For example, the rules of the NASDAQ Stock Market require that we seek stockholder approval for new employee equity compensation plans and material revisions thereto. Further, as discussed above under “Communications by Stockholders with Directors”, we provide stockholders with an opportunity to communicate directly with our Board, including on issues of executive compensation.

We understand that our stockholders may have different views as to what is the best approach for us, and we look forward to hearing from our stockholders on this Proposal No. 4. You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote in response to the resolution set forth below:

“RESOLVED, that the stockholders of YOU On Demand Holdings, Inc. (the “Company”) hereby approve, on an advisory basis, that the frequency with which they prefer to have a Say-on-Pay vote is:

  Every three years;

  Every two years;

  Every year; or

  Abstain from voting.

You are not voting to approve or disapprove our Board’s recommendation. While this advisory Say-on-Frequency vote is non-binding on us, and we may hold Say-on-Pay vote more or less frequently than the preference receiving the highest number of votes of our stockholders, our Board and Compensation Committee will give careful consideration to the choice that receives the most votes when considering the frequency of future Say-on-Pay Votes.

Vote Required

Generally, approval of any matter presented to stockholders at this Annual Meeting, except Proposal 1(a) and (b), requires the holders of a majority of the issued and outstanding Common Stock, Series A Preferred Stock and Series E Preferred Stock, entitled to vote and voting together as a single class on an as-converted basis at the Annual Meeting vote “For” such proposal. However, given that this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders. In such instance, while none of the three alternatives will have been approved, stockholders will still have the ability to communicate their preference with respect to this vote.

Recommendation

Our Board unanimously recommends that an advisory vote regarding the compensation of our named executive officers be included in the company’s proxy statement for stockholder consideration every three calendar years. Proxies will be so voted unless stockholders specify otherwise in their proxies.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2013. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee consists of three members: James Cassano, Clifford Higgerson and Arthur Wong with Mr. Wong acting as Chair. All of the members are independent directors under the NASDAQ and SEC audit committee structure and membership requirements. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board.

The Audit Committee is responsible primarily for assisting the Board in fulfilling its oversight responsibility of reviewing the financial information that will be provided to stockholders and others, appointing the independent registered public accounting firm, reviewing the services performed by the Company’s independent registered public accounting firm and internal audit department, evaluating the Company’s accounting policies and the Company’s system of internal controls that management and the Board have established, and reviewing significant financial transactions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The Company maintains an auditor independence policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the express approval of the Audit Committee.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2013 with the Company’s management and UHY LLP, the Company’s independent registered public accounting firm (“UHY”). The Audit Committee has also discussed with UHY the matters required to be discussed by Auditing Standards No. 16, Communication with Audit Committees, issued by the Public Company Accounting Oversight Board (United States).

The Audit Committee also has received and reviewed the written disclosures and the letter from UHY required by applicable requirements of the Public Company Accounting Oversight Board regarding UHY’s communications with the Audit Committee concerning independence, and has discussed with UHY its independence from the Company.

Submitted by the Audit Committee of the Board of Directors

James Cassano
Clifford Higgerson
Arthur Wong

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

We have established procedures for identifying related parties and related party transactions, and for ensuring that any changes in the status of related parties are brought to the attention of the Board and management in a timely manner. For transactions with related parties in the ordinary course of business, such as customer sales, supply purchases, subcontracting or consulting services, we apply the same review and approval process as we would in the context of other commercial agreements. All such transactions with related parties are summarized and provided to our Audit Committee for review. For transactions with related parties outside the ordinary course of business, such as significant capital expenditures, capital raising activities and mergers and acquisitions, the transactions must be approved by our Audit Committee.

The following includes a summary of transactions since the beginning of the 2013 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under Item entitled “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

On May 10, 2012, at the Company’s request, our Chairman and Chief Executive Officer, Shane McMahon, made a loan to the Company in the amount of $3,000,000. In consideration for the loan, the Company issued a convertible note to Mr. McMahon in the aggregate principal amount of $3,000,000 with interest rate at 4% annually. Effective on January 31, 2014, the Company and Mr. McMahon entered into amendment to the McMahon Note pursuant to which the McMahon Note will be, at Mr. McMahon’s option, payable on demand or convertible on demand into shares of Series E Preferred Stock at a conversion price of $1.75, until December 31, 2014.

Except as set forth in our discussion above, none of our Directors, director nominees or executive officers has been involved in any transactions with us or any of our Directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of October 23, 2014 (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of YOU On Demand Holdings, Inc., 27 Union Square West, Suite 502, New York, New York, 10003.

		Shares Beneficially Owned(1)
								Combined
								Common Stock, Series
Name and				Series A Preferred		Series E Preferred		A,
Address of		Common Stock(2)		Stock(3)		Stock(4)		and Series E((5)
Beneficial	Office, If		% of		% of		% of
Owner	Any	Shares	Class	Shares	Class	Shares	Class	Votes(2)(3)(4)	Percentage

Directors and Officers
Xuesong Song	Executive Chairman and Director	0	*	7,000,000(7)	100%	5,923,807(7)	79.8%	12,754,671	34.1%
Shane McMahon	Chairman	3,046,571(6)	12.5%	0	*	2,829,288(6)	30.3%	4,680,648	11.7%
Weicheng Liu	CEO and Director	2,946,621(8)	12.2%	0	*	0	*	2,946,621	7.8%
Marc Urbach	President and CFO	342,063(9)	1.4%	0	*	0	*	342,063	*
James Cassano	Director	46,518(10)	*	0	*	0	*	46,518	*
Clifford Higgerson	Director	21,097	*	0	*	0	*	21,097	*
Jin Shi	Director	21,097	*	0	*	0	*	21,097	*
Arthur Wong	Director	18,529(11)	*	0	*	0	*	18,529	*
All officers and directors as a group (8 persons named above)		6,442,496	25.6%	7,000,000	100%	8,753,095	93.9%	20,973,245	51.5%

	5% Securities Holders
Xuesong Song		0	*	7,000,000(7)	100%	5,923,807(7)	79.8%	12,754,671	34.1%
Shane McMahon		3,046,571(6)	12.5%	0	*	2,829,288(6)	30.3%	4,680,648	11.7%
Weicheng Liu	CEO and Director	2,946,621(8)	12.2%	0	*	0	*	2,946,621	7.8%
C Media Limited		0	*	7,000,000(7)	100%	5,923,807(7)	79.8%	12,754,671	34.1%

* Less than 1%.

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to our securities. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2)	A total of 23,732,003 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of October 23, 2014.

(3)

Based on 7,000,000 shares of Series A Preferred Stock issued and outstanding as of October 23, 2014, with the holders thereof being entitled to cast ten (10) votes for every share of Common Stock that is issuable upon conversion of a share of Series A Preferred Stock (each share of Series A Preferred Stock is convertible into 0.1333333 shares of Common Stock), or a total of 9,333,330 votes.

(4)

Based on 7,426,428 shares of Series E Preferred Stock issued and outstanding as of October 23, 2014. Each share of Series E Preferred Stock is initially convertible into one share of Common Stock, subject to certain adjustment. The holders of Series E Preferred Stock are entitled to vote on all matters submitted to a vote of the Company’s stockholders and entitled to the number of votes equal to the lesser of (i) the number of whole shares of Common Stock into which such shares of Series E Preferred Stock are convertible at the record date for the determination of stockholders entitled to vote on such matters, and (ii) the number of whole shares of Common Stock issuable based on the conversion price of $3.03, the closing trading price of the Company’s Common Stock as of the end of the trading day immediately preceding the closing date of the financing contemplated by certain Series E Preferred Stock Purchase Agreement by and among the Company, C Media Limited and certain other purchasers, dated January 31, 2014.

(5)	Represents total voting power with respect to all shares of our Common Stock, Series A Preferred Stock and Series E Preferred Stock.

(6)

Includes (i) 2,324,600 shares of Common Stock, (ii) 533,333 shares of Common Stock underlying options exercisable within 60 days at $3.00 per share, (iii) 30,167 shares of Common Stock underlying options exercisable within 60 days at $4.50 per share; and (iv) 158,472 shares of Common Stock underlying options exercisable within 60 days at $2.00 per share. In addition, Mr. McMahon’s Series E Preferred Shares includes 933,335 shares of Series E Preferred Stock and 1,895,953 shares of Series E Preferred Stock, issuable within 60 days, underlying a promissory note which is convertible at any time between January 31, 2014 and December 31, 2014, at a price of $1.75 per share at the option of Mr. McMahon.

(7)	Includes 7,000,000 shares of Series A Preferred Stock and 5,923,807 shares of Series E Preferred Stock directly owned by C Media Limited of which Mr. Song is the Chairman and Chief Executive Officer.

(8)	Includes 320,000 shares underlying options exercisable within 60 days at $3.75 per share and 30,167 shares underlying options exercisable within 60 days at $4.50 per share.

(9)

Includes 1,333 shares underlying options exercisable within 60 days at $75.00 per share, 286,778 shares underlying options exercisable within 60 days at $2.00 per share, and 53,951 shares underlying options exercisable within 60 days at $1.65 per share.

(10)	Includes 13,333 shares underlying options exercisable within 60 days at $2.00 per share and 2,088 shares underlying options exercisable within 60 days at $2.91 per share.

(11)	Includes 18,529 shares underlying options exercisable within 60 days at $2.52 per share.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table includes the information as of December 31, 2013 for each category of our equity compensation plan:

Number of securities remaining
	Number of securities to	Weighted-average	available for future issuance
	be issued upon exercise	exercise price of	under equity compensation
	of outstanding options,	outstanding options,	plans (excluding securities
Plan category	warrants and rights (a)	warrants and rights (b)	reflected in column (a)) (c)

Equity compensation plans approved by security holders(1)	2,065,003	$2.54	1,934,997

Equity compensation plans not approved by security holders	-	-	-

Total	2,065,003		1,934,997

(1)

On December 3, 2010, our Board of Directors approved the YOU On Demand Holdings, Inc. 2010 Equity Incentive Plan, or the Plan, pursuant to which incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares may be granted to employees, directors and consultants of the Company and its subsidiaries. The maximum aggregate number of shares of our Common Stock that may be issued under the Plan is 4,000,000 shares. The Plan was also approved by our majority stockholders on December 3, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, Directors, certain executive officers and persons holding more than 10% of our Common Stock must report their initial ownership of the Common Stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of such reports filed with the SEC by and written representations of our Directors and executive offers, except as follows we believe that our Directors and executive offers filed the required reports on time during 2013: both Mr. Xuesong Song and C Media Limited were late in filing a Form 3 after they became a reporting person pursuant to Section 16(A) of the Exchange Act.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2015

Stockholder proposals which are intended to be presented by such stockholders at our 2015 annual meeting of stockholders must be received by the our Corporate Secretary at our principal executive offices no later than 120 calendar days in advance of the one year anniversary of the date our proxy statement was released to stockholders in order to be considered for inclusion in the proxy statement and form of proxy/voting instruction card relating to that meeting pursuant to Rule 14a-8 under the Exchange Act. Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2015 Annual Meeting of Stockholders must submit such proposals to YOU On Demand by July 1, 2015.

OTHER MATTERS

Our Board knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in their discretion.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries.

This year, a number of brokers, banks and nominees with account holders who are our stockholders may be householding our proxy materials. In such circumstances, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received by the broker, bank or nominee from one or more of the affected stockholders. We have not initiated householding with respect to the small number of our record holders, because such householding would increase our costs. If, at any time, you would like to receive a separate copy of our proxy statement and annual report, we will promptly send you an additional copy upon written or oral request directed to our Secretary. If you are a beneficial owner, you can request additional copies of the proxy statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2013. If your shares are held in “street name,” you can request a change in your householding status by notifying your broker, bank or nominee.

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the section of this Proxy Statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing.

The final results of the balloting at the Annual Meeting will appear in our Current Report on Form 8-K within four business days of the annual meeting.

YOU On Demand Holdings, Inc.

Proxy Card

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 20, 2014.

     The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Weicheng Liu and Marc Urbach or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of common stock, Series A preferred stock and Series E preferred stock of You On Demand Holdings, Inc. which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at Kerry Centre Hotel, 1 Guanghua Rd, Chaoyand, Beijing, China, or at any adjournment thereof. The proxies shall vote subject to the directions indicated on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified. Stockholders of record at the close of business on October 17, 2014, the record date, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

     Please complete, sign, date and mail this proxy form in the accompanying envelope as soon as possible even if you intend to be present at the meeting. You may also grant your Proxy via the Internet by following the instructions on below on this Proxy Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL
FOR THE ANNUAL MEETING TO BE HELD ON NOVEMBER 20, 2014
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available on the internet at: http://transferonline.com/ProxyDocs/YouOnDemandHoldings/

VOTE BY INTERNET
It is fast, convenient, and your vote is immediately confirmed and posted.

Proxy ID: (TOL INSERTS) Authorization Code: (TOL INSERTS)

Instructions for voting electronically:
1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to www.transferonline.com/proxy
3. Enter your Proxy ID and Authorization Code
4. Press Continue
5. Make your selections
6. Press Vote Now

     Our Board recommends that the Company’s stockholders vote FOR the election of the nominees listed in Proposal 1(a) and Proposal 1(b), FOR Proposals 2 and 3 and THREE YEARS on Proposal 4.

PROPOSAL 1a: ELECTION OF DIRECTORS (to be elected by the holders of the Company’s Common Stock, Series A Preferred Stock and Series E Preferred Stock, voting together as a single class).

Shane McMahon	James S Cassano
Weicheng Liu	Clifford Higgerson
Arthur Wong	Jin Shi

[   ] FOR the nominees listed above.
[   ] FOR the nominees listed above EXCEPT: ________________________________
[   ] WITHHOLD AUTHORITY to vote for all nominees listed above.

PROPOSAL 1b: ELECTION OF DIRECTORS (to be elected by the holders of the Company’s Series E Preferred Stock, voting as a separate class).

Xuesong Song

[   ] FOR the nominees listed above.
[   ] FOR the nominees listed above EXCEPT: ________________________________
[   ] WITHHOLD AUTHORITY to vote for all nominees listed above.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Ratification of the appointment of KPMG Huazhen (Special General Partnership) as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

[   ] FOR          [   ] AGAINST          [   ] ABSTAIN

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

[   ] FOR          [   ] AGAINST          [   ] ABSTAIN

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

[   ] ONE YEAR          [   ] TWO YEAR          [   ] THREE YEAR          [   ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALs 1 THROUGH 3 AND FOR THREE YEARS ON PROPOSAL 4.

Signature	Date:	Signature if held jointly	Date:
Print Name:		Print Name:

Please sign exactly as your name(s) appear on Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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